UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 23, 2005

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 25, 2005, Restoration Hardware, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended July 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)           Departure of Chief Financial Officer.

On August 23, 2005, Patricia A. McKay notified the Company that she is resigning as Executive Vice President, Chief Financial Officer and Secretary of the Company effective September 9, 2005.

(b)           Appointment of Acting Chief Financial Officer.

On August 24, 2005, the Company appointed Murray Jukes as the Acting Chief Financial Officer and Secretary of the Company effective upon September 9, 2005.  Mr. Jukes, age 37, will also retain his current position as Vice President, Corporate Controller, which he has held since May 2004.  From June 2002 to May 2004, Mr. Jukes was Controller of Good Guys, Inc., a large specialty retailer of higher-end consumer entertainment electronics products.  From June 1998 to June 2002, Mr. Jukes was Vice President, Controller of Hill Holiday, an advertising firm.  From 1990 to 1995, Mr. Jukes worked for Arthur Andersen & Co.  Mr. Jukes is a member of the Institute of Chartered Accountants in England and Wales.

(c)           Appointment of New Director

On August 24, 2005, the board of directors of the Company appointed Robert C. Hamer III as a director.  Mr. Hamer fills a current vacancy on the board of directors and will serve as one of the Company’s Class III directors until the 2007 annual meeting of stockholders or until his earlier resignation or removal.  Mr. Hamer is currently the chief executive officer, chairman and controlling shareholder of Primitive Logic, Inc. (“Primitive Logic”), a private technology services firm based in San Francisco that he founded in 1997.  Primitive Logic was engaged by the Company to provide technology consulting services from May 2005 to early August 2005.  The total amount of the fees paid to Primitive Logic by the Company was approximately $165,000.

The Company issued a press release on August 25, 2005 regarding the foregoing matters.  The full text of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description
99.1	Press release issued by Restoration Hardware, Inc. dated August 25, 2005 regarding its financial results for the second fiscal quarter ended July 30, 2005.
99.2	Press release issued by Restoration Hardware, Inc. dated August 25, 2005 regarding executive officer and director changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: August 25, 2005	By:	/s/ Gary G. Friedman
Gary G. Friedman
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Restoration Hardware, Inc. dated August 25, 2005 regarding its financial results for the second fiscal quarter ended July 30, 2005.
99.2	Press release issued by Restoration Hardware, Inc. dated August 25, 2005 regarding executive officer and director changes.